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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



       Date of Report (Date of Earliest Event Reported): November 10, 1998

                           EXCEL COMMUNICATIONS, INC.
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             (Exact Name of Registrant as Specified in its Charter)


                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


        1-13433                                          75-2720091
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(Commission File Number)                    (I.R.S. Employer Identification No.)




         8750 North Central Expressway
         Dallas, Texas, Suite 2000                                    75231
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  (Address of Principal Executive Offices)                          (Zip Code)



                                 (214) 863-8000
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              (Registrant's Telephone Number, Including Area Code)


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          (Former Name or Former Address, if Changed Since Last Report)

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NYFS05...:\41\44241\0005\2097\FRM0288U.47B

Item 1.     Changes in Control of Registrant

            On November 10, 1998, EXCEL Communications, Inc., a Delaware corporation (the "Company"), became a wholly-owned subsidiary of Teleglobe Inc., a corporation governed by the Canada Business Corporations Act ("Teleglobe"), as contemplated by the Agreement and Plan of Merger, dated as of June 14, 1998, among Teleglobe, North Merger Sub Corporation, a Delaware corporation and a wholly-owned subsidiary of Teleglobe ("Merger Sub"), and the Company (the "Merger Agreement"). Pursuant to the Merger Agreement, the Company was merged (the "Merger") with and into Merger Sub.
            The Merger Agreement was approved on June 14, 1998 by the written consents of the holders of a majority of the outstanding shares of the Company's common stock. The Merger Agreement is incorporated herein by reference to Exhibit 2 of the Company's Current Report on Form 8-K dated June 14, 1998.

            At the effective time of the Merger, each outstanding share of the Company's common stock was automatically converted into the right to receive 0.885 of a common share of Teleglobe ("Teleglobe Common Shares"). No fractional Teleglobe Common Shares will be issued in the Merger; instead, a cash payment in lieu of any fractional share to which a stockholder would otherwise be entitled will be made in an amount equal to the product of such fractional share and $27.94, the average of the closing prices of the Teleglobe Common Shares on the New York Stock Exchange, Inc. Composite Tape for the ten trading days prior to and ending on November 9, 1998. In the Merger, approximately 117,650,000 Teleglobe Common Shares will be issued to the former stockholders of the Company.

Item 7.     Financial Statements and Exhibits.

            (c)   Exhibits.


Exhibit No.         Description
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    2               Agreement and Plan of Merger, dated as of June 14, 1998
                    among Teleglobe Inc., North Merger Sub Corporation and EXCEL
                    Communications, Inc. (incorporated by reference to Exhibit 2 of the Current Report on Form 8-K of EXCEL Communications,
                    Inc. dated June 14, 1998)






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                                    SIGNATURE


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          EXCEL Communications, Inc.

Date:  November 10, 1998                  /s/ Chris Dance
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                                          By:  J. Christopher Dance
                                          Executive Vice President,
                                          Secretary and General Counsel

                                  EXHIBIT INDEX



Exhibit No.                         Description                           Page
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    2               Agreement and Plan of Merger, dated as of June
                    14, 1998 among Teleglobe Inc., North Merger Sub Corporation and EXCEL Communications, Inc.
                    (incorporated by reference to Exhibit 2 of the Current Report on Form 8-K of EXCEL
                    Communications, Inc. dated June 14, 1998).